ADVISORSHARES TRUST

AdvisorShares EQUITYPRO ETF

NYSE Arca Ticker: EPRO

Supplement dated October 11, 2016

to the Summary Prospectus, Prospectus, and Statement of Additional Information

dated November 1, 2015

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information for the AdvisorShares EquityPro ETF (the “Fund”) and should be read in conjunction with those documents.

At the recommendation of AdvisorShares Investments, LLC, the investment adviser to the series of AdvisorShares Trust (the “Trust”), the Trust’s Board of Trustees approved the liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about October 28, 2016 (the “Liquidation Date”). Effective at that time, all references to the Fund are deleted.

The last day of trading of Fund shares on the NYSE Arca, Inc. is expected to be October 21, 2016. Between the last day of trading and the Liquidation Date, shareholders will not be able to purchase or sell shares in the secondary market. Prior to the last day of trading, shareholders may continue to purchase and sell shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions. Between the last day of trading and the Liquidation Date, the Fund will deviate from its stated investment objective and strategies as it winds up its business and affairs.

On or promptly after the Liquidation Date, the Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the net asset value of the shareholders’ shares as of the close of business on the Liquidation Date. This amount includes any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The net asset value of the Fund on the Liquidation Date will reflect the costs of closing the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.